UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

RESOLUTE FOREST PRODUCTS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33776	98-0526415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Resolute Forest Products Inc.

111 Robert-Bourassa Blvd., Suite 5000

Montreal, Quebec, Canada H3C 2M1

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (514) 875-2160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, par value $0.001 per share	RFP	New York Stock Exchange Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 30, 2020, Resolute Forest Products Inc. (the “Company”) reported its earnings for the first quarter ended March 31, 2020. A copy of the press release containing the information is furnished as exhibit 99.1 and is incorporated herein by reference.

The information contained and incorporated in Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01.	OTHER EVENTS

Risk Factor Update

The Company is supplementing the risk factors described under “Item 1A. Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2019, (“Form 10-K”) with the additional risk factor set forth below. This supplemental risk factor should be read in conjunction with the other risk factors described in the Form 10-K, which have been heightened by this additional risk factor.

We face various risks related to the novel coronavirus (or “COVID-19”)

The outbreak of the COVID-19 pandemic caused by the novel coronavirus has had, and could continue to have a negative impact on financial markets, economic conditions and portions of our business. While we are unable to predict the extent, nature and duration of these impacts at this time, the global COVID-19 pandemic could negatively affect our business and results of operations, as well as the market price of our securities, in a number of ways, including the following:

•

While we expect to continue to operate in all of our business segments in Canada and the United States, we have reduced our operational footprint to levels consistent with essential needs for the duration of the crisis, including by the temporary idling of certain machines or facilities of our operations and implementing temporary layoffs. Further adjustments to our operational footprint, temporary or permanent, could be made as the pandemic situation develops.

•

The COVID-19 pandemic could accelerate the secular demand decline for paper products like those we manufacture as widespread confinement is altering consumer habits. The decline in demand and altered habits could become permanent.

•

The construction slowdown in North America has resulted in a decline in demand for wood products. Given the impact of COVID-19 on the local and global economy, which affects housing starts, the demand for wood products could continue to be affected even after the public health measures are lifted.

•

If the demand for wood products continues to fall and we reduce harvesting and sawmill activity as a result, we could have greater difficulty obtaining the supply of timber and wood fiber required for our operations at favorable prices, or at all.

•

There is increased risk that we may not obtain raw materials, chemicals and other required supplies in timely fashion and at favorable prices due to the impact of the reduced economic activity as a result of COVID-19 on our suppliers, which could affect our production output.

•	Additional trade restrictions or barriers could also affect negatively our supply chain as well as the sales or distribution of our products.

•	The impact of the reduced economic activity as a result of COVID-19 on our customers could increase our risk of credit exposure.

•

Although the forest products industry has generally been recognized as critical or essential in locations where we operate, the current health restrictions, including social distancing measures, are having an impact on how our workers can fulfill their duties, and limits the number of employees we can have in our operations, which in turn could impact our production output and costs.

•	It could be difficult or costly to restart certain of our temporarily idled operations, and we could face personnel shortages if employees are no longer available or amenable to return to work.

•	Further, should any key employees become ill from COVID-19 or unable to work, the attention of our management team could be diverted.

•	The reduced operations and staffing in our facilities and remote working conditions could increase the risk of non-compliance and incidents.

In an effort to preserve liquidity, we expect to suspend or defer capital projects, as well as other strategic initiatives. Strategies to increase earnings power or generate additional cash flow, including acquisitions, divestitures and other transactions could be delayed or not materialize given the current economic uncertainty. In response to the COVID-19 pandemic, we could decide to permanently shut down machines or facilities and be required to record significant closure costs, long-lived asset impairments or accelerated depreciation charges.

The economic uncertainty resulting from the COVID-19 pandemic and the ensuing decline in financial market returns and low-interest rate environment could result in an increase in the amount by which our pension plans are underfunded by the next measurement date at year-end. This could result in a significant increase in the amount of our required future pension contributions, which could have an adverse effect on our financial condition.

If we don’t generate enough cash to fund our short-term or long-term obligations, we may have to draw further on our credit facilities to meet our obligations or seek additional sources of liquidity. The economic uncertainty resulting from COVID-19 and recent downgrades of our credit ratings could lead to greater difficulty in obtaining additional financing on favorable terms.

The COVID-19 pandemic, including governmental responses, broad economic impacts, market disruptions and changes in consumer habits, has heightened the risks related to the other risk factors described in our Annual Report on Form 10-K for December 31, 2019, and should be read in conjunction therewith.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.	Description

99.1	Resolute Forest Products press release dated April 30, 2020 containing financial information for its quarter ended March 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTE FOREST PRODUCTS INC.

Date: April 30, 2020	By:	/s/ Jacques P. Vachon
Name: Jacques P. Vachon Title: Senior Vice President and Chief Legal Officer